                                                                Exhibit 10.13.4

     FOURTH AMENDMENT TO
     -------------------
     RESTATED REVOLVING CREDIT AGREEMENT
     -----------------------------------


     This Fourth Amendment To Restated Revolving Credit Agreement (this "Fourth Amendment") is made by and among AMERICREDIT CORP., a Texas corporation ("Company"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, AMERICREDIT CORPORATION OF CALIFORNIA, a California corporation, (individually, a "Borrower" and collectively, the "Borrowers"), ACF INVESTMENT CORP., a Delaware corporation, AMERICREDIT MANAGEMENT COMPANY, a Delaware corporation (individually a "Guarantor", and collectively, the "Guarantors"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, LASALLE NATIONAL BANK, BANK OF AMERICA, COMERICA BANK-TEXAS and THE LONG-TERM CREDIT BANK OF JAPAN LIMITED (collectively, the "Banks"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent") and LASALLE NATIONAL BANK ("Co-Agent").

     WHEREAS, on October 3, 1997, the parties entered into that one certain Restated Revolving Credit Agreement (the "Credit Agreement") providing for a revolving credit facility to Borrowers in the maximum amount of $310,000,000 at any one time outstanding; and
     WHEREAS, the parties entered into a First Amendment To Restated Revolving Credit Agreement dated January 21, 1998 (the "First Amendment"); and
     WHEREAS, the parties entered into a Second Amendment To Restated Revolving Credit Agreement dated April 30, 1998 (the "Second Amendment"); and
     WHEREAS, the parties entered into a Third Amendment To Restated Revolving Credit Agreement dated August 31, 1998 (the "Third Amendment"); and
     WHEREAS, the parties have agreed to amend the Credit Agreement in certain respects.
     NOW THEREFORE, for good and valuable consideration, the receipt and total sufficiency of which is hereby acknowledged, it is agreed by and among the parties as follows:

                                      1.

     The definitions of "Borrowers", "Delinquent Loans", "Eligible Finance Contract", "Finance Contract", "Guarantors", Intercreditor Agreement", "Mortgage Subsidiary", "Net Credit Losses", "Permitted Liens", "Senior Notes" and "Termination Date" in Article I of the Credit Agreement are amended to read in their entirety as follows:

          "Borrowers" shall mean AmeriCredit Corp., a Texas corporation,
           ---------
     AmeriCredit Financial Services, Inc., a Delaware corporation, and AmeriCredit Corporation of California, a California corporation.

          "Delinquent Loans"shall mean Net Indirect Loans having five percent
           ----------------
     (5.0%) or more of an installment payment which is more than 60 days past due (without regard to any grace period) on a contractual basis except Net Indirect Loans and Net Direct Loans which were secured by a motor vehicle that has been repossessed.

          "Eligible Finance Contract" shall mean a Finance Contract,
           -------------------------

          (i)    that is secured by an Eligible Vehicle,

          (ii) that represents a Domestic Finance Contract with an Obligor (other than an Affiliate of Borrower),

          (iii) that is a Direct Loan or an Indirect Loan unless otherwise consented to in writing by the Agent (which consent shall not be unreasonably withheld),

          (iv) that is not delinquent in the payment of any monthly installment (without regard to any stated grace period) more than thirty
     (30) days on a contractual basis prior to any repossession of the related Eligible Vehicle,

          (v) that has not been modified in any respect, unless the Finance Contract constitutes an Eligible Modified Finance Contract,

          (vi) in respect of which the related Eligible Vehicle has not been repossessed,

          (vii)  that is not a Stayed Loan,

          (viii) that, as set forth in a written opinion, in form and substance, and from legal counsel, reasonably satisfactory to the Agent, constitutes chattel paper in which a security interest may be perfected under the UCC of the applicable jurisdiction by filing financing statements and making a notation of a security interest on the chattel paper and without taking possession of either the agreements evidencing such Finance Contract or related certificates of title,

          (ix) that is not subject to a Lien in favor of a Person other than the Agent on behalf of the Banks and that is not subject to a Lien created in conjunction with a Securitization or an Additional Warehouse Facility;

          (x) in respect of which good funds have been received from Borrower in payment of the Finance Contract; and

          (xi) in respect of which the representations and warranties set forth in the Security Agreement are true.

          "Finance Contract" shall mean a motor vehicle installment sales
           ----------------
     contract or promissory note assigned to or originated by AmeriCredit Financial Services, Inc. or an Affiliate of AmeriCredit Financial Services, Inc. that is secured by title to, security interests in, or liens on a motor vehicle under applicable provisions of the motor vehicle or other similar law of the jurisdiction in which the motor vehicle is titled and registered by the purchaser at the time the contract is originated.

          "Guarantors" shall mean AmeriCredit Management Company, a Delaware
           ----------
     corporation, ACF Investment Corp., a Delaware corporation, and any other corporation which executes a Guaranty Agreement after the date of this Loan Agreement.

          "Intercreditor Agreement" shall mean that one certain Intercreditor
           -----------------------
     Agreement dated October 3, 1997 by and among Chase Manhattan Bank, Wells Fargo Bank (Texas), National Association, CP Funding Corp. and AmeriCredit Financial Services, Inc. and that one certain Intercreditor Agreement by and among Credit Suisse First Boston, New York Branch, Wells Fargo Bank (Texas), National Association and AmeriCredit Warehouse Trust.

          "Mortgage Subsidiary" shall mean AmeriCredit Corporation of California
           -------------------
     and any other subsidiary of Company (whether now existing or hereafter formed or acquired) engaged in the business of making, originating or taking assignments of residential mortgage loans to consumer borrowers.

          "Net Credit Losses" shall mean, for any period, the actual aggregate
           -----------------
     amount of principal of Indirect Loans and Direct Loans charged off prior to the application of the Dealer Discount or reserves during such period less
                                                                           ----
     the aggregate amount of Recoveries on Indirect Loans and Direct Loans during such period.

          "Permitted Liens" shall mean:  (i) Liens on equipment and fixed
           ---------------
     assets, including purchase money Liens, relating to or securing obligations in an aggregate amount not to exceed the positive difference between (a) twenty million dollars ($20,000,000) and (b) the aggregate amount of Liens described in (viii) below at any time; (ii) pledges or deposits made to secure payment of Worker's Compensation (or to participate in any fund in connection with Worker's Compensation), unemployment insurance, pensions or social security programs; (iii) Liens imposed by mandatory provisions of law such as for materialmen's, mechanics, warehousemen's and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is not yet due unless the same are being contested in good faith and for which adequate reserves have been provided; (iv) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate reserves have been provided; (v) Liens with respect to good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money unless such Liens are otherwise Permitted Liens), pledges or deposits to secure public or statutory obligations, deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges; (vi) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such do not impair the use of such property for the uses intended, and none of which is violated by Company or any of its Subsidiaries in connection with existing or proposed structures or land use; (vii) Liens and encumbrances created and existing in connection with Securitizations and any Additional Warehouse Facility;
     (viii) Liens on short term investments pledged to the provider of a warehouse credit facility to AmeriCredit Corporation of California in an amount not to exceed three percent (3.0%) of the amount of such credit facility; (ix) Liens on Credit Enhancement Assets in Securitization; and
     (x) Liens on property or assets of a Non-Domestic Subsidiary.

          "Senior Notes" shall mean (i) the $125,000,000 of senior unsecured
           ------------
     notes of the Company due 2004 and all Guarantees thereof by the other Borrowers, Guarantors and the Mortgage Subsidiary issued pursuant to an Indenture dated as of February 4, 1997 between the Company and the trustee named therein, (ii) those senior unsecured notes of Company due 2004 and all Guarantees thereof by the other Borrowers, Guarantors and the Mortgage Subsidiary to be sold pursuant to a Preliminary Offering Memorandum dated January 21, 1998 and issued or to be issued pursuant to an Indenture between the Company and the trustee named therein, (iii) any new issue of debt securities of the Company and all Guarantees thereof by the other Borrowers, Guarantors and the Mortgage Subsidiary with the same terms issued in exchange for any of such senior unsecured notes, and (iv) any new issue of debt securities that is unsecured and is equal in priority of payment to the aforementioned notes; or

          "Termination Date" shall mean March 30, 2000.
           ----------------

                                      1.

     The following new definitions of "Direct Loan" and "Net Direct Loan" are added to Article I of the Credit Agreement:

          "Direct Loan" shall mean any Finance Contract or promissory note
           -----------
     received for or in connection with a loan made directly to an Obligor by a Borrower with respect to the sale or refinancing of a motor vehicle.

          "Net Direct Loan" shall mean the aggregate amount of all Direct Loans
           ---------------
     less the amount of unearned finance charges relating to such Direct Loans.
     ----

                                      1.

     Section 2.01(a) of the Credit Agreement is amended to read in its entirety as follows:

     2.01. Revolving Credit Commitment.
           ---------------------------

          (a)  Revolving Loan Commitments. Subject to the terms and conditions
               --------------------------
     of this Loan Agreement and the Revolving Credit Borrowing Base limitation in Section 2.01(b), each Bank severally agrees to extend to Borrowers, from the date hereof through the Termination Date (the "Revolving Credit Period"), a revolving line of credit which shall not exceed at any one time outstanding the amount set forth opposite its name below (for each Bank, such amount is hereinafter referred to as its "Commitment"):

                                                      Commitment
                                                      Percentage
             Banks              Commitment            (Rounded)
             -----              ----------            ---------

Wells Fargo Bank (Texas),       $35,000,000        30.434782608%
       National Association

LaSalle National Bank           $25,000,000        21.739130435%

Bank of America                 $25,000,000        21.739130435%

Comerica Bank-Texas             $15,000,000        13.043478261%

The Long-Term Credit Bank of    $15,000,000        13.043478261%
                                -----------        ------------
Japan, Limited

                               $115,000,000     100.00000000000%
                               ============     ================


     No Bank shall be obligated to make any Advance under this Section 2.01 and
Section 2.02 if, immediately after giving effect thereto, the aggregate amount of all indebtedness and obligations of Borrowers to such Bank under Section 2.01, Section 2.02 and Section 2.03 exceeds the lesser of (a) such Bank's Commitment or (b) an amount equal to such Bank's Percentage times the Revolving
                                                            -----
Credit Borrowing Base in effect at such time.

     Within the limits of this Section 2.01, during the Revolving Credit Period, Borrowers may borrow, prepay pursuant to Section 3.03 hereof and reborrow under this Section 2.01; provided, however, the total number of unpaid Eurodollar Borrowings shall not exceed five (5) at any time. Each Borrowing pursuant to this Section 2.01 and Section 2.02 shall be funded ratably by Banks in proportion to their respective Percentages. Each advance made by a Bank under
Section 2.01 and Section 2.02 is herein called an "Advance"; all Advances made by a Bank hereunder are herein collectively called a "Revolving Credit Loan"; the aggregate unpaid principal balance of all Advances made by Banks hereunder are herein collectively called the "Revolving Credit Loans"; and the combined Advances made by Banks on any given day are herein collectively called a "Borrowing". The "Total Commitment" shall be one hundred fifteen million dollars ($115,000,000).

                                      1.

     Section 7.12 of the Credit Agreement is amended to read as follows:

          7.12. Use of Proceeds; Margin Stock. The proceeds of the Revolving
                -----------------------------
     Credit Loans will be used by the Borrowers and the Guarantors solely for acquiring Finance Contracts and general corporate purposes of AmeriCredit Corp. and AmeriCredit Financial Services, Inc.. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or
     G. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. No Borrower nor any Person acting on behalf of Borrowers has taken or will take any action which might cause the Notes or any of the other Loan Documents, including this Loan Agreement, to violate Regulations U or G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. None of Borrowers own any "margin stock" except for that described in the financial statements referred to in Section 7.07 hereof and, as of the date hereof, the aggregate value of all "margin stock" owned by Borrowers and their Subsidiaries does not exceed 25% of the aggregate value of all of the assets of Company and its Subsidiaries.

                                      1.

     Section 7.20 of the Credit Agreement is amended to read as follows:

          7.20. Subsidiaries. Company directly owns all of the capital stock of
                ------------
     AmeriCredit Financial Services, Inc., AmeriCredit Operating Co., Inc., AmeriCredit Corporation of California, AmeriCredit Management Company and ACF Investment Corp., in each case free and clear from all liens, security interests, charges and encumbrances.

                                      1.

     Sections 9.05 and 9.06 of the Credit Agreement are amended to read as follows:

          9.05. Losses to Net Loans. Permit the ratio of Net Credit Losses
                -------------------
     during the prior 12 months to the sum of month end balances of Net Indirect Loans and Net Direct Loans over the prior 13 months divided by 13 to be
                                                         ----------
     greater than .10 to 1.0 at any time; or

          9.06. Delinquent and Repossessed Loans to Net Loans. Permit the ratio
                ---------------------------------------------
     of the sum of Delinquent Loans and Repossessed Loans to the sum of Net Indirect Loans and Net Direct Loans to be greater than .075 to 1.0 at any time; or

                                      1.

     A new section 12.13 is added to the Credit Agreement which shall read as follows:

          12.13 Co-Agent. It is expressly understood and agreed that LaSalle
                --------
     National Bank shall have no responsibility or obligations as a co-agent hereunder other than its obligations as a Bank under this Loan Agreement.

                                      1.

     Except as amended above and by the First Amendment, the Second Amendment and the Third Amendment, the Credit Agreement is ratified and confirmed and shall remain in full force and effect.

                                      1.

     At the time of execution of this Fourth Amendment, Borrowers agree to pay to Agent, for the pro rata benefit of Banks, a fee in the amount of $86,250.00.

                                      1.

     The effectiveness of this Fourth Amendment shall be contingent upon the receipt by Agent of each of the following:

     (a)  The fee described in section 9 above;

     (b) audited financial statements of Borrowers for the year ended June 30, 1998;

     (c)  Form 10Q of Borrowers for the period ended December 31, 1998;

     (d)  a collateral audit satisfactory to Agent; and

     (e) all representations and warranties in Article VII of the Credit Agreement shall be true and correct.

                                      1.

     Borrowers agree to pay all costs and expenses incurred by Banks in connection with this Fourth Amendment (including all attorney's fees and the cost of the collateral audit).

                                      1.

     This Fourth Amendment may be executed in multiple counterparts, each of which shall constitute an original.

                                      1.

     This Fourth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                      1.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed to be effective as of April 1, 1999.

                                     AMERICREDIT CORP., a Texas corporation


                                     By: /s/ Preston Miller
                                        ----------------------------------------
                                        Preston Miller, Executive Vice President


                                     AMERICREDIT FINANCIAL SERVICES,
                                       INC., a Delaware corporation


                                     By: /s/ Preston Miller
                                        ----------------------------------------
                                        Preston Miller, Executive Vice President

                                     AMERICREDIT CORPORATION OF CALIFORNIA,
                                     a California corporation


                                     By: /s/ Preston Miller
                                        ----------------------------------------
                                        Preston Miller, Executive Vice President

                                                                       BORROWERS


                                     AMERICREDIT MANAGEMENT COMPANY,
                                     INC., a Delaware corporation


                                     By: /s/ Preston Miller
                                        ----------------------------------------
                                        Preston Miller, Executive Vice President

                                     ACF INVESTMENT CORP., a Delaware
                                        corporation


                                     By: /s/ Preston Miller
                                        ----------------------------------------
                                        Preston Miller, Executive Vice President
     GUARANTOR

                                     WELLS FARGO BANK (TEXAS), NATIONAL
                                        ASSOCIATION


                                     By: /s/ Susan B. Sheffield
                                        ----------------------------------------
                                        Susan B. Sheffield, Vice President

                                       LASALLE NATIONAL BANK


                                       By: /s/
                                           ------------------------------------
                                           Lisa Mun, Assistant Vice President


                                       BANK OF AMERICA


                                       By: /s/
                                           ------------------------------------
                                           Kevin Corcoran, Vice President

                                       COMERICA BANK-TEXAS


                                       By: /s/
                                           ------------------------------------
                                           Ty Maxfield, Assistant Vice President


                                       THE LONG-TERM CREDIT BANK OF
                                            JAPAN, LIMITED


                                       By: /s/
                                           ------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                                                           BANKS


                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                       ASSOCIATION


                                       By: /s/
                                           ------------------------------------
                                           Susan B. Sheffield, Vice President

                                                                           AGENT

                                       LASALLE NATIONAL BANK


                                       By: /s/
                                           ------------------------------------
                                           Lisa Mun, Assistant Vice President

                                                                        CO-AGENT

                                      10